U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2013

Inrad Optics, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

181 Legrand Avenue, Northvale, New Jersey		07647
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 19, 2013, Inrad Optics, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2013. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release dated August 19, 2013 announcing financial results for the three and six months ended June 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 19, 2013
	By:	/s/ William J. Foote
CFO, Secretary and Treasurer